UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2007

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 30, 2007, Cohu, Inc.'s wholly owned subsidiary, Broadcast Microwave Services, Inc., purchased Tandberg Television AVS GmbH from Tandberg Television for approximately $8.3 million in cash.

A copy of the press release issued by Cohu, Inc. on April 2, 2007 announcing the purchase is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Financial statements of the acquired business specified in Rule 3-05 of Regulation S-X and pro forma financial information are not presented as the business was not significant.

Exhibit 99.1 - Cohu Unit Acquires Tandberg Television AVS GmbH

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

April 2, 2007	By:	John H. Allen

Name: John H. Allen
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Cohu Unit Acquires Tandberg Television AVS GmbH